ACKNOWLEDGMENT OF SATISFACTION OF OBLIGATION AND
                ------------------------------------------------
              TERMINATION OF ESCROW AGREEMENT AND PLEDGE AGREEMENT
              ----------------------------------------------------

         Roy Anderson Holding Corporation ("Anderson") hereby acknowledges that Casino Resource Corporation, now known as BounceBackTechnologies.com Incorporated ("Bounceback") satisfied all of its obligations to Anderson under Debenture Number One and Debenture Number Two (also known as the "New Debentures") made by and between Bounceback and Anderson dated as of December 31, 1999 (collectively the "Debentures").

         Pursuant to the Escrow Agreement dated as of March 3, 1999 by and amont Baounceback, Anderson and Mesirov Gelman Jaffe Cramer & Jamieson, LLP, now known as Schnader Harrison Segal & Lewis LLP, as escrow agent, ("Escrow Agent"), as amended by the amendment to Escrow Agreement dated as of December 31, 1999 (the "Amendment" and collectively with the Escrow Agreement the "Escrow Agreement"), Anderson hereby directs Escrow Agent to return the 1,100,000 shares remaining in escrow to Bounceback, together with an executed assignment separate from certificate, for cancellation.

         Pursuant to the terms of the Pledge Agreement by and between Anderson as Pledgee and Bounceback as Pledgor dated as of December 31, 1999 ("Pledge Agreement"), Anderson confirms that the Pledge Agreement is terminated and shall cease to be of any further force or effect.

         Pursuant to the Escrow Agreement, Anderson hereby confirms that the Escrow Agreement is terminated and shall cease to be of any further force or effect.

                                     ROY ANDERSON HOLDING CORP.
                                     BY:   s/ Roy Anderson, III
                                           -------------------------------------
                                           Roy Anderson, III, President
                                           Chief Executive Officer and Treasurer

                                     Dated:   December 11, 2001

                                     RELEASE
                                     -------

         FOR AND IN CONSIDERATION of the Escrow Agreement dated as of March 3, 1999 by and among Casino Resource Corporation now known as BounceBackTechnologies.com Incorporated ("Bounceback"), the Roy Anderson Holding Corporation ("Anderson"), and Mesirov Gelman Jaffe Cramer & Jamieson, LLP, now known as Schnader Harrsion Segal & Lewis, LLP, as escrow agent (the "Escrow Agent"), as amended by the amendment to Escrow Agreement dated as of December 31, 1999 (collectively with the Escrow Agreement the "Escrow Agreement"), and the Pledge Agreement by and between Anderson as Pledgee and Bounceback as Pledgor dated as of December 31, 1999 (the "Pledge Agreement"), Anderson hereby releases Escrow Agent and all of its partners, associates, employees, successors, predecessors, assigns and all of their representatives, from all actual or potential claims and matters relating or arising with respect to the Escrow Agreement and Pledge Agreement.

                                              ROY ANDERSON HOLDING CORP.

                                              BY:   s/ Roy Anderson III
                                                    ----------------------------
                                                    Roy Anderson, III, President
                                                    Chief Executive Officer and
                                                    Treasures

                                              Dated: December 11, 2001

                                     ANNEX A
                                     -------

        Certificate Number                           Number of
        ------------------                           ---------
                                                   Escrowed Shares
                                                   ---------------
    1.  Certificate #3173                              100,000
    2.  Certificate #3174                              100,000
    3.  Certificate #3175                              100,000
    4.  Certificate #3176                              100,000
    5.  Certificate #3177                              100,000
    6.  Certificate #3178                              100,000
    7.  Certificate #3179                              100,000
    8.  Certificate #3186                              50,000
    9.  Certificate #3187                              50,000
    10.  Certificate #3188                             50,000
    11.  Certificate #3180                             25,000
    12.  Certificate #3181                             25,000
    13.  Certificate #3182                             25,000
    14.  Certificate #3183                             25,000
    15.  Certificate #3184                             25,000
    16.  Certificate #3185                             25,000
    17.  Certificate #3189                              5,000
    18.  Certificate #3190                              5,000
    19.  Certificate #3191                              5,000
    20.  Certificate #3192                              5,000
    21.  Certificate #3193                              5,000
    22.  Certificate #3194                              5,000
    23.  Certificate #3195                              5,000
    24.  Certificate #3196                              5,000
    25.  Certificate #3197                              5,000
    26.  Certificate #3198                              5,000
    27.  Certificate #3199                              5,000
    28.  Certificate #3200                              5,000
    29.  Certificate #3201                              5,000
    30.  Certificate #3202                              5,000
    31.  Certificate #3203                              5,000
    32.  Certificate #3204                              5,000
    33.  Certificate #3205                             10,000
    34.  Certificate #3206                             10,000
               Total                                1,100,000

ASSIGNMENT SEPARATE FROM CERTIFICATE    123A

For Value Received, Roy Anderson Holding Corporation, does hereby sell, assign and transfer unto BounceBackTechnologies.com,Incorporated One Million One Hundred Thousand (1,100,000) shares of the Common Capital Stock of BounceBackTechnologies.com,Incorporated standing in its name on the books of said corporation represented by the Certificates listed on Annex A herewith and do hereby irrevocably constitute and appoint attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

                                             ROY ANDERSON HOLDING CORPORATION

Dated December 11, 2001                      By: s/ Roy Anderson, III
                                                 -------------------------------
                                                 Roy Anderson, III, President

In presence of
s/ Robert P. Vollenweider
-------------------------

UCC-03                                           State of Mississippi   UCC-3
                                                 Financing Statement
1.   Debtors
BounceBackTechnologies.com, Inc.
707 Bienville Boulevard
Ocean Springs, MS  39564

2.   Secured Party
Roy Anderson Holding Corp.
11400 Reihold Road
Gulfport, MS  39564

3.   This statement refers to the original       Date Filed:  1/21/2000
Financing Statement bearing:
File Number 1396953

4.   Check reason for filing

|X|  Termination - Secured Party no
     longer claims a security interest
     under the Financing Statement
     bearing file number shown above

5.  Assignee

6.  Description

7.  Number of additional sheets attached:  0

s/ John J. Pilger                                ROY ANDERSON HOLDING
Signature of Debtor                              CORP.
                                                 By:  s/Roy Anderson, III
                                                      --------------------